Exhibit 10.1
NATIONAL CITY CREDIT CARD MASTER TRUST
AGREEMENT OF RESIGNATION, APPOINTMENT
AND ACCEPTANCE OF TRUSTEE
     THIS AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE OF TRUSTEE, dated as of August 3, 2005 (this “Agreement”), is by and among NATIONAL CITY BANK, a national banking association (the “Bank”), as seller (in such capacity, the “Seller”) and as servicer (in such capacity, the “Servicer”), THE BANK OF NEW YORK, a New York banking corporation (“BNY NY” and, in its capacities as resigning Trustee (as defined below), Transfer Agent and Registrar and Paying Agent, the “Resigning Trustee”), and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation (“BNY DE” and, in its capacities as successor Trustee, Transfer Agent and Registrar and Paying Agent, the “Successor Trustee”).
RECITALS:
     WHEREAS, heretofore there was authorized and issued by National City Credit Card Master Trust (the “Trust”) one or more Series of Investor Certificates (the “Securities”) which remain outstanding as of the date hereof, a complete list of which is set forth in Exhibit A annexed hereto, under a Pooling and Servicing Agreement, dated as of June 1, 1995, as amended and restated as of July 1, 2000 (as previously amended and as further amended, restated or otherwise modified from time to time, the “Base Pooling and Servicing Agreement”), as supplemented by each Assignment of Receivables in Additional Accounts and Reassignment of Receivables in Removed Accounts executed and delivered prior to the date hereof (collectively, the “Assignments and Reassignments”), and as further supplemented, with respect to each such outstanding Series, by a supplement to the Base Pooling and Servicing Agreement (each, a “Supplement” and each such Supplement, together with the Base Pooling and Servicing

Agreement and the Assignments and Reassignments, the “Pooling and Servicing Agreement”) executed in connection with the issuance of the Securities of such Series, in each case, by and among the Seller, the Servicer, and BNY NY, as trustee of the Trust (in such capacity, together with any successors thereto, the “Trustee”);
     WHEREAS, Section 11.07 of the Pooling and Servicing Agreement provides that the Trustee may at any time resign and be discharged from the trust created by the Pooling and Servicing Agreement by giving written notice of such resignation to the Servicer, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee;
     WHEREAS, Section 11.07 of the Pooling and Servicing Agreement further provides that, if the Trustee shall resign, the Seller shall promptly appoint a successor Trustee by written instrument;
     WHEREAS, Section 11.08 of the Pooling and Servicing Agreement provides that any successor Trustee appointed in accordance with the Pooling and Servicing Agreement shall execute, acknowledge and deliver to the Seller, to the Servicer and to its predecessor Trustee an instrument accepting such appointment under the Pooling and Servicing Agreement, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of the predecessor Trustee;
     WHEREAS, pursuant to Section 11.07 of the Pooling and Servicing Agreement, BNY NY desires to resign as Trustee, and the Seller desires to appoint BNY DE as Trustee under the Pooling and Servicing Agreement to succeed the Resigning Trustee in such capacity under the Pooling and Servicing Agreement;

     WHEREAS, pursuant to Sections 6.04 and 6.07 of the Pooling and Servicing Agreement, BNY NY was appointed Transfer Agent and Registrar and Paying Agent;
     WHEREAS, pursuant to Sections 6.04 and 6.07 of the Pooling and Servicing Agreement, BNY NY desires to resign as Transfer Agent and Registrar and as Paying Agent, and the Trustee desires to appoint BNY DE as Transfer Agent and Registrar and as Paying Agent under the Pooling and Servicing Agreement to succeed the Resigning Trustee in such capacities under the Pooling and Servicing Agreement; and
     WHEREAS, BNY DE is willing to accept such appointment as successor Trustee under the Pooling and Servicing Agreement and as successor Transfer Agent and Registrar and Paying Agent under the Pooling and Servicing Agreement.
     NOW, THEREFORE, the Servicer, the Seller, the Resigning Trustee and the Successor Trustee, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:
ARTICLE 1
THE RESIGNING TRUSTEE
     1.1. The Resigning Trustee hereby acknowledges and confirms, in accordance with its prior written notice to the Servicer and the Seller, that the Resigning Trustee is resigning as Trustee, Transfer Agent and Registrar and as Paying Agent under the Pooling and Servicing Agreement.
     1.2. The Resigning Trustee hereby represents and warrants to the Successor Trustee and to the Seller and the Servicer, as of the date hereof or as of such other date as is expressly referenced hereunder, that:

     (a) The Resigning Trustee is a corporation organized, existing and authorized to engage in the business of banking under the laws of the State of New York, and its principal corporate trust office is located in New York, New York.
     (b) The Base Pooling and Servicing Agreement, each of the Assignments and Reassignments and each Supplement, each as of its respective date, was validly and lawfully executed and delivered by the Resigning Trustee.
     (c) The Resigning Trustee has performed or fulfilled prior to the date hereof its duties and obligations under the Pooling and Servicing Agreement.
     (d) No covenant or condition contained in the Pooling and Servicing Agreement has been waived by the Resigning Trustee or, to the best knowledge of responsible officers of the Resigning Trustee’s corporate trust department, by the Holders of Investor Certificates evidencing not less than the percentage in aggregate principal amount required by the Pooling and Servicing Agreement to effect any such waiver, that would be materially adverse to the interests of the Holders of any Series of Investor Certificates, the Trust or the parties hereto.
     (e) There is no action, suit or proceeding pending or, to the best knowledge of responsible officers of the Resigning Trustee’s corporate trust department, threatened against the Resigning Trustee before any court or any governmental authority arising out of any act or omission of the Resigning Trustee as Trustee, Transfer Agent and Registrar or Paying Agent under the Pooling and Servicing Agreement.
     (f) As of the effective date of this Agreement, the Resigning Trustee will hold no moneys or property under the Pooling and Servicing Agreement.

     (g) The Resigning Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.
     (h) This Agreement has been duly authorized, executed and delivered by the Resigning Trustee and constitutes the legal, valid and binding obligation of the Resigning Trustee, enforceable in accordance with its terms against the Resigning Trustee, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforceability of creditors’ rights in general and as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).
     (i) To the best knowledge of responsible officers of the Resigning Trustee’s corporate trust department without any independent investigation, no event has occurred and is continuing which is, or after notice or lapse of time would become, a Pay Out Event under Section 9.01 of the Pooling and Servicing Agreement or under any Supplement.
     1.3. The Resigning Trustee hereby assigns, transfers, delivers and confirms to the Successor Trustee all right, title and interest of the Resigning Trustee in and to the Trust, under the Pooling and Servicing Agreement, and all the rights, powers and trusts of the Trustee under the Pooling and Servicing Agreement, including all right, title and interest of the Resigning Trustee in and to all Trust Assets (as defined in the Pooling and Servicing Agreement, the “Trust Assets”), including, without limitation, the Receivables and all moneys on deposit in the Collection Account, the Special Funding Account and the Series Accounts. The Resigning Trustee shall execute and deliver such further instruments as shall be provided to it and shall do such other things as the Successor Trustee may reasonably require so as to (a) more fully and certainly vest and confirm in the Successor Trustee all the rights, powers and trusts hereby assigned, transferred, delivered and confirmed to the Successor Trustee and (b) more fully enable the Successor Trustee to perform all of its duties and obligations under the Pooling and Servicing Agreement as Trustee, Transfer Agent and Registrar and Paying Agent.
     1.4. The Resigning Trustee shall deliver to the Successor Trustee, as of or immediately after the effective date hereof, all of the documents listed in Exhibit B annexed hereto.
     1.5. The Resigning Trustee hereby appoints the Successor Trustee as Transfer Agent and Registrar and as Paying Agent under the Pooling and Servicing Agreement to succeed to, and hereby vests the Successor Trustee with, all the rights, powers, trusts, properties, duties and obligations of the Resigning Trustee under the Pooling and Servicing Agreement from and after the effective date of this Agreement.
ARTICLE 2
THE SERVICER
     2.1. The Servicer hereby acknowledges the resignation of the Resigning Trustee as Trustee and as Transfer Agent and Registrar and Paying Agent under the Pooling and Servicing Agreement.
     2.2. Promptly after the effective date of this Agreement, the Servicer shall cause a notice, substantially in the form of Exhibit C annexed hereto, to be sent to each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement in accordance with the provisions of Section 11.08(c) of the Pooling and Servicing Agreement.

     2.3. The Servicer hereby represents and warrants to the Resigning Trustee, to the Successor Trustee and to the Seller, as of the date hereof or as of such other date as is expressly referenced hereunder, that:
     (a) The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.
     (b) The Base Pooling and Servicing Agreement, each of the Assignments and Reassignments and each Supplement, each as of its respective date, was validly and lawfully executed and delivered by the Servicer.
     (c) The Servicer has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility of the Servicer under the Pooling and Servicing Agreement.
     (d) No event has occurred and is continuing which is, or after notice or lapse of time would become, a Pay Out Event under Section 9.01 of the Pooling and Servicing Agreement or under any Supplement.
     (e) No covenant or condition contained in the Pooling and Servicing Agreement has been waived by the Servicer or, to the best of the Servicer’s knowledge, by the Holders of Investor Certificates evidencing not less than the percentage in aggregate principal amount required by the Pooling and Servicing Agreement to effect any such waiver, that would be materially adverse to the interests of the Holders of any Series of Investor Certificates, the Trust or the parties hereto.
     (f) There is no action, suit or proceeding pending or, to the best of the Servicer’s knowledge, threatened against the Servicer before any Governmental Authority arising out of any act or omission of the Servicer under the Pooling and Servicing Agreement.
     (g) This Agreement has been duly authorized, executed and delivered on behalf of the Servicer and constitutes its legal, valid and binding obligation, enforceable against the Servicer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforceability of creditors’ rights in general and as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).
ARTICLE 3
THE SELLER
     3.1. The Seller hereby accepts the resignation of the Resigning Trustee as Trustee under the Pooling and Servicing Agreement and acknowledges the resignation of the Resigning Trustee as the Transfer Agent and Registrar and Paying Agent under the Pooling and Servicing Agreement.
     3.2. The Seller hereby appoints the Successor Trustee as Trustee under the Pooling and Servicing Agreement to succeed to, and hereby vests the Successor Trustee with, all the rights, powers, trusts, properties, duties and obligations of the Resigning Trustee under the Pooling and Servicing Agreement from and after the effective date of this Agreement with like effect as if the Successor Trustee was originally named as Trustee in the Pooling and Servicing Agreement.
     3.3. The Seller hereby acknowledges and consents to the Successor Trustee’s succession to all rights and property of the Resigning Trustee under the Pooling and Servicing

Agreement and to the Resigning Trustee’s assignment to the Successor Trustee of all right, title and interest in and to the Trust Assets. The Seller hereby confirms and acknowledges its conveyance and grant of a security interest in the Trust Assets under the Pooling and Servicing Agreement to the Successor Trustee, and the Seller hereby authorizes and agrees to file, or cause to be filed, any UCC financing statements or amendments thereof necessitated by such succession.
     3.4. The Seller hereby acknowledges as acceptable to it, and consents to, the appointment of the Successor Trustee as Transfer Agent and Registrar and as Paying Agent under the Pooling and Servicing Agreement.
     3.5. The Seller shall execute and deliver such further instruments as shall be provided to it and shall do such other things as the Successor Trustee may reasonably require so as to (a) more fully and certainly vest and confirm in the Successor Trustee all the rights, powers and trusts hereby assigned, transferred, delivered and confirmed to the Successor Trustee and (b) more fully enable the Successor Trustee to perform all of its duties and obligations under the Pooling and Servicing Agreement as Trustee, Transfer Agent and Registrar and Paying Agent.
     3.6. The Seller hereby represents and warrants to the Resigning Trustee, to the Successor Trustee and to the Servicer, as of the date hereof or as of such other date as is expressly referenced hereunder, that:
     (a) The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and its main office is located in Cleveland, Ohio.

     (b) The Base Pooling and Servicing Agreement, each of the Assignments and Reassignments and each Supplement, each as of its respective date, was validly and lawfully executed and delivered by the Seller.
     (c) The Seller has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility of the Seller under the Pooling and Servicing Agreement.
     (d) No event has occurred and is continuing which is, or after notice or lapse of time would become, a Pay Out Event under Section 9.01 of the Pooling and Servicing Agreement or under any Supplement.
     (e) No covenant or condition contained in the Pooling and Servicing Agreement has been waived by the Seller or, to the best of the Seller’s knowledge, by the Holders of Investor Certificates evidencing not less than the percentage in aggregate principal amount required by the Pooling and Servicing Agreement to effect any such waiver, that would be materially adverse to the interests of the Holders of any Series of Investor Certificates, the Trust or the parties hereto.
     (f) There is no action, suit or proceeding pending or, to the best of the Seller’s knowledge, threatened against the Seller before any Governmental Authority arising out of any act or omission of the Seller under the Pooling and Servicing Agreement.
     (g) This Agreement has been duly authorized, executed and delivered on behalf of the Seller and constitutes its legal, valid and binding obligation, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforceability of creditors’ rights in general and as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).
     (h) All conditions precedent relating to the appointment of BNY DE as Successor Trustee under the Pooling and Servicing Agreement have been complied with by the Seller.
ARTICLE 4
THE SUCCESSOR TRUSTEE
     4.1. The Successor Trustee hereby represents and warrants to the Resigning Trustee, to the Servicer and to the Seller, as of the date hereof or as of such other date as is expressly referenced hereunder, that:
     (a) The Successor Trustee is a corporation organized, existing and authorized to engage in the business of banking under the laws of the State of Delaware, and its principal corporate trust office is located in Newark, Delaware.
     (b) The Successor Trustee is an entity that satisfies the eligibility requirements of Section 11.06 of the Pooling and Servicing Agreement.
     (c) The Successor Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.
     (d) This Agreement constitutes the legal, valid and binding obligation of the Successor Trustee, enforceable in accordance with its terms against the Successor Trustee, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforceability of creditors’ rights in general and as such enforceability may be limited by general principles of equity (whether in a proceeding at law or in equity).
     4.2. The Successor Trustee hereby accepts its appointment as successor Trustee, Transfer Agent and Registrar and Paying Agent under the Pooling and Servicing Agreement and accepts the rights, powers, trusts, properties, duties and obligations of the Resigning Trustee as Trustee, Transfer Agent and Registrar and Paying Agent under the Pooling and Servicing Agreement, upon the terms and conditions set forth therein, from and after the date hereof or such other date as is expressly referenced hereunder with like effect as if originally named as Trustee under the Pooling and Servicing Agreement. The Successor Trustee shall execute and deliver such further instruments as shall be provided to it and shall do such other things as the parties hereto may reasonably require so as to (a) more fully and certainly vest and confirm in the Successor Trustee all the rights, powers and trusts hereby assigned, transferred, delivered and confirmed to the Successor Trustee and (b) more fully enable the Successor Trustee to perform all of its duties and obligations under the Pooling and Servicing Agreement as Trustee, Transfer Agent and Registrar and Paying Agent.
     4.3. Promptly on or after the effective date as provided in Section 5.2 of this Agreement, the Successor Trustee shall cause a notice, substantially in the form of Exhibit C annexed hereto, to be sent to all Investor Certificateholders in accordance with the provisions of Section 11.08(c) of the Pooling and Servicing Agreement.
     4.4. The Successor Trustee maintains its corporate trust office at White Clay Center, Route 273, Newark, Delaware 19711, which shall be the Corporate Trust Office for purposes of the Pooling and Servicing Agreement and Section 11.16 thereof.

     4.5. The Successor Trustee, in its capacity as successor Paying Agent under the Pooling and Servicing Agreement, agrees that it will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Investor Certificateholders, or as otherwise expressly provided in the Pooling and Servicing Agreement.
     4.6. Under Section 11.02(f) of the Pooling and Servicing Agreement, the Successor Trustee may exercise its powers and perform its duties by or through such attorneys, agents or custodians, either Affiliates or non-affiliates, as it shall appoint (including, without limitation, The Bank of New York).
ARTICLE 5
MISCELLANEOUS
     5.1. Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Pooling and Servicing Agreement shall have the meanings assigned to them in the Pooling and Servicing Agreement.
     5.2. This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the opening of business on August 3, 2005.
     5.3. The Resigning Trustee hereby acknowledges payment or provision for payment in full by the Servicer of compensation for all services rendered by the Resigning Trustee under Section 11.05 of the Pooling and Servicing Agreement and reimbursement in full by the Servicer of the expenses, disbursements and advances incurred or made by the Resigning Trustee in accordance with the provisions of Section 11.05 of the Pooling and Servicing Agreement or any Enhancement Agreement. The Servicer acknowledges its obligation set forth in Section 11.05 of the Pooling and Servicing Agreement to pay to the Resigning Trustee compensation for all services rendered by the Resigning Trustee under Section 11.05 of the Pooling and Servicing Agreement and reimbursement in full by the Servicer of the expenses, disbursements and advances incurred or made by the Resigning Trustee in accordance with the provisions of Section 11.05 of the Pooling and Servicing Agreement. The Servicer acknowledges its obligation set forth in Section 8.04 of the Pooling and Servicing Agreement to indemnify the Resigning Trustee for, and to hold the Resigning Trustee harmless against, any loss, liability and expense incurred on the part of the Resigning Trustee and suffered or sustained by reason of any acts or omissions of the Servicer with respect to the Trust pursuant to the Pooling and Servicing Agreement. The Resigning Trustee acknowledges its obligation set forth in Section 11.07(c) of the Pooling and Servicing Agreement that any liability of the Resigning Trustee arising under the Pooling and Servicing Agreement shall survive the appointment of the Successor Trustee.
     5.4. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     5.5. The Seller, the Servicer and the Resigning Trustee hereby waive the 30 days’ notice requirement in Sections 6.04 and 6.07 of the Pooling and Servicing Agreement with respect to the resignation of the Transfer Agent and Registrar and the Paying Agent.
     5.6. This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     5.7. The Servicer, the Seller, the Resigning Trustee and the Successor Trustee hereby acknowledge receipt of an executed and acknowledged counterpart of this Agreement and the effectiveness thereof.
     5.8. As supplemented by this Agreement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Agreement shall be read, taken, and construed as one and the same instrument. It is the intent of the parties hereto that all references in the Pooling and Servicing Agreement to the “Pooling and Servicing Agreement,” to “this Agreement” and “herein” shall be deemed from and after the date of this Agreement to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Agreement.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Resignation, Appointment and Acceptance of Trustee to be duly executed and acknowledged and their respective seals to be affixed hereunto and duly attested all as of the date and year first above written.

NATIONAL CITY BANK,
as Seller and Servicer
By:	/s/ Russell A. Cronin, Jr.
	Name:	Russell A. Cronin, Jr.
	Title:	Senior Vice President

THE BANK OF NEW YORK,
as Resigning Trustee
By:	/s/ Michael Palladino
	Name:	Michael Palladino
	Title:	Assistant Treasurer

THE BANK OF NEW YORK (DELAWARE),
not in its individual capacity but solely as Successor Trustee
By:	/s/ Kristine K. Gullo
	Name:	Kristine K. Gullo
	Title:	Vice President

EXHIBIT A
List of Outstanding Series of Investor Certificates for National City Credit Card Master Trust
1.	Series 2000-1 (issued on August 24, 2000)

2.	Series 2001-1 (issued on January 31, 2001)

3.	Series 2002-1 (issued on January 31, 2002)
 A-1

EXHIBIT B
Documents to be Delivered to the Successor Trustee
1. Executed copy of Base Pooling and Servicing Agreement and each Supplement.
2. Executed copy of each agreement or arrangement for Series Enhancement and related agreements.
3. Each Investor Certificate (as such term is defined in the Base Pooling and Servicing Agreement) executed by the Bank and authenticated by or on behalf of the Resigning Trustee (in each case, with original signatures) for which the Resigning Trustee is charged with custodial or other possession.
4. File containing executed copies of closing documents from each issuance of Investor Certificates.
5. File containing executed copies of closing documents from each Assignment of Receivables in Additional Accounts and each Reassignment of Receivables in Removed Accounts.
6. Copies of the most recent of each of the monthly Servicer’s reports and payment instructions delivered by the Servicer.
7. Certificate Register and certified list of the Investor Certificateholders as of August 3, 2005, including certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Investor Certificateholders, the computer tape reflecting the identity of such Investor Certificateholders).
8. Copies of any official notices sent by the Resigning Trustee to all the Investor Certificateholders pursuant to the terms of the Pooling and Servicing Agreement during the past twelve months and a copy of the most recent annual Servicer’s certificate and annual independent accountants’ agreed upon procedures letters delivered pursuant to Sections 3.05 and 3.06 of the Pooling and Servicing Agreement.
9. List of any documents which, to the knowledge of the Resigning Trustee, are required to be furnished but have not been furnished to the Resigning Trustee, or if none, a statement from the Resigning Trustee to that effect.
 B-1

EXHIBIT C
SUCCESSOR TRUSTEE/SERVICER
NOTICE
To the Investor Certificateholders, Rating Agencies and Series Enhancers of the National City Credit Card Master Trust:
     NOTICE IS HEREBY GIVEN, pursuant to Section 11.08(c) of the Pooling and Servicing Agreement, dated as of June 1, 1995, as amended and restated as of July 1, 2000 (as amended and supplemented, the “Pooling and Servicing Agreement”), between National City Bank, as Seller and Servicer, and The Bank of New York, as Trustee, that The Bank of New York has resigned as Trustee, Transfer Agent and Registrar and Paying Agent under the Pooling and Servicing Agreement.
     Pursuant to Sections 11.08, 6.04 and 6.07, respectively, of the Pooling and Servicing Agreement, The Bank of New York (Delaware), a banking corporation duly organized and existing under the laws of the State of Delaware, has accepted appointment as successor Trustee, Transfer Agent and Registrar and Paying Agent under the Pooling and Servicing Agreement. The Bank of New York (Delaware) maintains its corporate trust office at White Clay Center, Route 273, Newark, Delaware 19711.
     The resignation of The Bank of New York as Trustee, Transfer Agent and Registrar and Paying Agent and the appointment of The Bank of New York (Delaware) as successor Trustee, Transfer Agent and Registrar and Paying Agent were effective as of the opening of business on August 3, 2005.
Dated: August 3, 2005

Very truly yours, THE BANK OF NEW YORK (DELAWARE), not in its individual capacity but solely as Successor Trustee
By:
Name:
Title:

NATIONAL CITY BANK, as Servicer
By:
Name:
Title:

 C-1